                                                                   EXHIBIT 10.18
                                                                   -------------

               REVOLVING LINE OF CREDIT APPLICATION AND AGREEMENT
                                 ("Agreement")

Name of Applicant:  VIRGIN ISLANDS TELEPHONE CORPORATION,
                    a U.S. Virgin Islands corporation ("Applicant")

Address:  P.O. Box 6100
          St. Thomas, U.S. Virgin Islands  00801

Applicant hereby applies to Rural Telephone Finance Cooperative ("RTFC"), a South Dakota cooperative association, for a revolving line of credit loan in an amount not to exceed fifteen million dollars ($15,000,000). Applicant hereby agrees that in the event RTFC approves this Agreement, the terms and conditions herein and any additional terms and conditions as approved by RTFC, and as agreed to in writing by Applicant, shall constitute a valid and binding agreement between Applicant and RTFC. In consideration of their mutual promises hereunder and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, RTFC and Applicant agree to the following terms and conditions:

1. Revolving Credit and Term. Upon approval of this Agreement, RTFC agrees to make advances to the Applicant pursuant to the terms of this Agreement ("Advances") in the maximum amount specified above or such lesser amount as may be approved by RTFC in accordance with the terms and conditions hereof. Within such limits, the Applicant may borrow, repay and reborrow at any time or from time to time for a period up to twelve (12) months from the Effective Date (as defined herein) (the "Maturity Date").

2. Requisitions. The Applicant shall give RTFC such prior notice of requests for Advances as RTFC may reasonably require from time to time.

3. Interest Rate and Payment. The Applicant unconditionally promises and agrees to pay, as and when due, interest on all amounts advanced hereunder from the date of each Advance and to repay all amounts advanced hereunder with interest on the Maturity Date. Interest shall be due and payable quarterly on the first day of each January, April, July and October, commencing on the first such date after such initial Advance; except that if RTFC gives notice thereof to the Applicant before the first day of any
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   month, interest shall thereafter be due and payable on the 15th day of such month and each month thereafter. RTFC shall invoice the Applicant at least five days prior to the due date of any such interest payment. All amounts shall be payable at RTFC's main office at Woodland Park, 2201 Cooperative Way, Herndon, Virginia 22071-3025, or at such other location as designated by RTFC from time to time.

   The interest rate on all Advances will be equal to the Prevailing Bank Prime Rate (as defined herein), plus one and one-half percent per annum or such lesser total rate per annum as may be fixed by RTFC from time to time. Interest will be computed on the basis of a year of 365 days. The interest rate will be adjusted as determined from time to time by RTFC, provided that no such adjustment may be effective on a date other than the first or sixteenth day of any month, and will remain in effect until a subsequent change in rate occurs.

   The "Prevailing Bank Prime Rate" is that bank prime rate published in the "Money Rates" column of any edition of The Wall Street Journal which RTFC determines in its discretion to be the representative bank prime rate on the day preceding the day on which an adjustment in the interest rate hereof shall become effective. If such preceding day is not a publication day for The Wall Street Journal, then the Prevailing Bank Prime Rate shall be established by reference to such "Money Rates" column as of the last publication day next preceding the day on which such adjustment shall become effective; provided if The Wall Street Journal shall cease to be published, then the Prevailing Bank Prime Rate shall be determined by RTFC by reference to another publication reporting bank prime rates in a similar manner.

4. RTFC Accounts. RTFC shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Applicant resulting from each Advance made from time to time and the amounts of principal and interest payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts (whether stored on computer memory, microfilm, invoices or otherwise) shall be presumptive evidence (absent manifest error) of the existence and amounts of the Applicant's transactions therein recorded.
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                                      -3-

5. Corporate and Regulatory Approvals. Applicant represents that it has obtained any and all necessary corporate and regulatory approvals for Applicant to execute and perform pursuant to this Agreement.

6. Reports. Applicant agrees to deliver to RTFC, promptly upon their becoming available, a copy of (i) any annual audit report prepared subsequent to the submission of this Agreement; (ii) its monthly operating report within twenty
   (20) days for any month in which there are advances outstanding pursuant to this Agreement; and (iii) any other reports which RTFC reasonably requests during the term of this Agreement.

7. Fees. If any amount outstanding and due hereunder shall not be paid when due, Applicant agrees to pay on demand RTFC's reasonable costs of collection or enforcement of this Agreement, or preparation therefor, including reasonable fees of counsel. If payment of any principal and/or interest due under the terms of this Agreement is not received at RTFC's office in Herndon, Virginia, or such other location designated by RTFC, within five (5) business days after the due date thereof (such unpaid amount of principal and/or interest being herein called the "delinquent amount," and the period beginning after such due date being herein called the "late payment period"), Applicant will pay to RTFC, on demand, in addition to all other amounts due under the terms of this Agreement, any late payment charge as may then be in effect pursuant to RTFC's policy on the delinquent amount for the late payment period.

8. Limitation on Advances. The amount of outstanding Advances hereunder in any single calendar year may not at any one time exceed the amount approved by RTFC.

9. Reduce Balance to Zero. In the event this Agreement is for a term of more than 12 months, then within 360 days of the first Advance, Applicant will reduce to zero for a period of at least five consecutive business days (the last day of such five-day period being herein called the "Zero Balance Date") amounts outstanding hereunder, and will reduce to zero for a period of at least five consecutive business days (the last day of such five business dayperiod being called the "Subsequent Zero Balance Date") amounts outstanding hereunder within 360 days from the Zero Balance Date or Subsequent Zero Balance Date, as appropriate.
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                                      -4-

10. Credit Support. This Agreement may not be used as credit support for any other financings without RTFC's prior written approval.

11. Notices, Acceleration of Debt and Waivers. While any amount hereunder is outstanding, Applicant agrees to notify RTFC of any delinquency or default on any of its financial obligations, any material adverse change in its financial or business condition and if any representation or warranty made in this Agreement has become untrue in any respect having a material adverse effect on the financial condition or business of the Applicant. If any delinquency, default or any other event as a result of which any holder of indebtedness may declare the same due and payable shall occur and continue for more than any applicable grace period, or any representation or warranty herein shall become untrue, or Applicant shall fail to comply with any term of this Agreement, or if the financial condition of Applicant shall have changed to the extent that such change, in the reasonable judgment of RTFC, materially increases RTFC's risk hereunder, then RTFC may declare at any time all outstanding amounts hereunder immediately due and payable in full with accrued interest, without presentment or demand, and may withhold advances of funds. The Applicant waives the defense of usury and all rights to setoff, counterclaim, deduction or recoupment.

12. Purpose, Repyaments and Deposit. Applicant agrees that any and all Advances hereunder will be used only for proper corporate purposes and consistently with the requirements of outstanding security documents of Applicant relating to its operations. Applicant agrees that this loan shall be repayable out of Applicant's general funds and that loan proceeds will not be deposited in Applicant's Trustee-Special Construction Fund Account or any other account dedicated for secured financing advances.

13. Additional Indebtedness. While any amount hereunder is outstanding and unless otherwise disclosed in writing to RTFC, Applicant agrees that it will not, without prior written consent of RTFC, (i) make distributions of cash to its shareholders or partners, if applicable, or (ii) create, incur, assume, guarantee or otherwise become obligated for any additional indebtedness, other than to RTFC, except that the Applicant may borrow against another loan previously approved by RTFC.
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                                      -5-

14. Survival of Representations, Warranties and Payment Obligations. Applicant agrees that the representations and warranties made in this Agreement shall survive the making of Advances hereunder. Any unsatisfied payment obligation hereunder shall survive the maturity and cancellation of this Agreement.

15. Representations and Warranties. Except as set forth and attached hereto, Applicant represents and warrants as of the date of its application and on the date of each and every Advance hereunder that:

    (a) The Applicant has and will meet all obligations and be in compliance with all instruments under which it is bound and that all information submitted in support of its application is true, complete and correct;

    (b) There has been no material adverse change in the Applicant's business or financial condition from that set forth in its audited financial statements;

    (c) The Applicant has no outstanding loans from sources other than RTFC;

    (d) The Applicant is not in default in any material respect of any of its obligations and no litigation is threatened or pending which would have a material adverse impact on the Applicant's ability to perform under this Agreement; and

    (e) The Applicant has no lines of credit with any other lenders.

16. Submissions. Applicant submits the following documents in support of this Agreement (if not previously received by RTFC):

    (a) The most recently prepared income statement and balance sheet and all attachments thereto; and

    (b) The income statement and balance sheet for each of the three preceding calendar years; and

    (c) Applicant's most recent annual audit report prepared by an independent certified public accountant.
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                                      -6-

17. Consent to Patronage Capital Distributions. Applicant hereby consents that the amount of any distributions with respect to Applicant's patronage which are made in written notices of allocation (as defined in Section 1388 of the Internal Revenue Code of 1986, as amended ("Code") including any other comparable successor provision) and which are received from RTFC will be taken into account by Applicant at their stated dollar amounts in the manner provided in Section 1385(a) of the Code in the taxable year in which such written notices of allocation are received.

18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

19. Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

20. Setoff. RTFC is hereby authorized at any time and from time to time without prior notice to the Applicant to exercise rights of setoff or recoupment and apply any and all amounts held, or hereafter held, by RTFC or owed to the Applicant or for the credit or account of the Applicant against any and all of the obligations of the Applicant now or hereafter existing hereunder. RTFC agrees to notify the Applicant promptly after any such setoff or recoupment and the application thereof, provided that the failure to give such notice shall not affect the validity of such setoff, recoupment or application. The rights of RTFC under this section are in addition to any other rights and remedies (including other rights of setoff or recoupment) which RTFC may have.

21. Additional Terms and Conditions. Additional terms and conditions set forth herein or attached hereto are an integral part of this Agreement.

22. [Paragraph 22 was manually crossed out and initialed.]

23. Integration. This Agreement and the matters incorporated by reference contain the entire agreement of the parties
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                                      -7-

    hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein, shall be valid and binding. No amendment or waiver to this Agreement shall be valid and binding except if in writing.

24. HEADINGS. The headings and subheadings contained in this Agreement are intended to be used for convenience only and do not constitute part of this Agreement.
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                                      -8-

===============================================================
(For RTFC Use Only)

                        Additional Terms and Conditions
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                                      -9-

================================================================================
Name of Applicant:  VIRGIN ISLANDS TELEPHONE CORPORATION
                    ------------------------------------------------------------

Signed By: /s/ David L. Sharp
           ---------------------------------------------------------------------
            DAVID L. SHARP

Title:  PRESIDENT & CEO
        ------------------------------------------------------------------------

Date of Application:  MARCH 10, 1996
                      ----------------------------------------------------------

================================================================================

                                 -ATTACHMENT-

                             APPROVAL OF AGREEMENT

This Agreement is approved, subject to any Additional Terms and Conditions noted above, on the date set forth below and is effective as of _____________, 199____ (the "Effective Date").

                      RURAL TELEPHONE FINANCE COOPERATIVE

Signed By:  __________________________, Chief Executive Officer

Loan #:   ___________________ Date of Approval:  ______________

                      VIRGIN ISLANDS TELEPHONE CORPORATION

Rural Telephone Finance Cooperative
Herndon, Virginia

                  Re:  Attachment to Revolving Line of Credit
                       Application and Agreement
                       --------------------------------------

Dear Sirs:

          As is contemplated by paragraph 15 of our line of credit application and agreement for a $15 million line of credit, we hereby advise you that we, the Applicant, have outstanding and may on the date of future advances under the line of credit have outstanding (i) loans from RUS, (ii) loans under and secured by certain property and casualty insurance which we carry and (iii) capitalized leases and other purchase money obligations for capital equipment [not in excess of $3 million at any one time outstanding].

                           Very truly yours,

                           VIRGIN ISLANDS TELEPHONE CORPORATION

                           By:  /s/ David L. Sharp
                                -------------------------------
                                David L. Sharp, President

                     CERTIFIED COPY OF MINUTES AUTHORIZING
               REVOLVING LINE OF CREDIT APPLICATION AND AGREEMENT

          I, CORNELIUS B. PRIOR, JR., do hereby certify that I am the Secretary of THE VIRGIN ISLANDS TELEPHONE CORPORATION (the "Applicant").

          The following is a true and correct copy of excerpts from the minutes of a meeting of the Board of Directors f the Applicant held March 28, 1996, as they appear in the Minutes Book of the Applicant; said resolutions were duly adopted thereat; the meeting was duly and properly called; the Revolving Line of Credit Application and Agreement (the "Agreement") submitted herewith or to be submitted to Rural Telephone Finance Cooperative ("RTFC") is substantially similar to the form as presented to said meeting, the execution of which was authorized by the Board of Directors* Trustees*; and said resolutions have not been modified or rescinded:

"The Board of Directors of
THE VIRGIN ISLANDS TELEPHONE CORPORATION
----------------------------------------
           (Name of Applicant)

having been advised by its counsel that the Applicant is legally constituted, is in compliance with all applicable statutory, regulatory and other legal requirements and is in good standing, and that an application to be made to RTFC for a line of credit and its approval by RTFC, together with the execution of an agreement as authorized by the Board, in the form of the Agreement presented at this meeting, will constitute a valid and binding obligation of the Applicant, enforceable by and against the Applicant, in accordance with the terms of these documents:

     "RESOLVED, that the Applicant establish a line of credit and authorize borrowing from the Rural Telephone Finance Cooperative ("RTFC") in amounts which shall not at one time exceed $15,000,000* for a term of up to twelve (12) months, and at such interest rate or rates as shall be prescribed in the Agreement executed by and on behalf of the Applicant and delivered to RTFC, the proceeds of such loan or loans to

-----------------
*    (in addition to the applicant's existing $5,000,000 line of credit)
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                                      -2-


     be used for proper corporate purposes and consistently with the requirements of existing agreements and security documents of the Applicant; and

     "RESOLVED, that the PRESIDENT or any VICE-PRESIDENT
                         --------------------------------------
                         (Insert Title of Appropriate Official)

     of the Applicant be and is hereby authorized to execute, on behalf of the Applicant, an agreement for a line of credit substantially in the form of the Agreement presented to this meeting, a copy of which is attached hereto; to execute, in the name of the Applicant, to revise and modify said Agreement within the amount so authorized; and to execute such further documents as may be needed to comply with RTFC's requirements; and

     "RESOLVED, that the PRESIDENT or any VICE-PRESIDENT
                         ---------------------------------------
                         (Insert Title of Appropriate Official)

     is authorized on behalf of the Applicant to request and receive funds pursuant to the Agreement and is directed to deposit such funds in a bank account used for the general funds of the Applicant; and

     "RESOLVED, that the appropriate officers are authorized to take all actions they deem advisable to carry out the purpose of these resolutions."

          IN WITNESS WHEREOF, I have hereunder set my hand and affixed the seal of the Applicant this 16th day of April, 1996.


(Corporate Seal)                     /s/ Cornelius B. Prior, Jr.
                                  ---------------------------------
                                       CORNELIUS B. PRIOR, JR.
                                              Secretary